UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1: REPORT

John Hancock

Tax-Advantaged Dividend Income Fund

Ticker: HTD Annual report 10/31/14

A message to shareholders

Dear fellow shareholder,

The economic expansion that began in 2009 continues, with moderate GDP growth in the United States and the unemployment rate down considerably from its peak. However, the scene outside the United States had become less robust by the end of the period. China's economy, a key driver of global demand, was slowing, while Japan's GDP contracted in the second quarter, and the International Monetary Fund warned of another eurozone recession unless more was done to stimulate economic growth there. Meanwhile, bond markets around the world have turned in positive performance as investors pursue yield where they can find it, and the risks of rising interest rates and central bank tightening have been pushed further out into the future.

Whether markets are stable or volatile, we believe investors are well served by sticking to a commonsense, diversified approach, one that includes a mix of equities, fixed-income, and alternative strategies that can offer added diversification potential. Although events like those taking place in Ukraine and the Middle East serve as reminders that all market environments carry risk, we believe the biggest risk investors face in today's market is not staying invested.

A new look

I am pleased to introduce you to our redesigned shareholder reports. As part of an effort to elevate the educational substance in our communications, we undertook an initiative to make our reports more engaging and easier to navigate. Included in the changes are a performance snapshot that shows your fund's performance against that of a comparative index, and a Q&A with your fund's lead portfolio manager. We hope these enhancements give you better insight into your fund's activity and performance.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of October 31, 2014. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Tax-Advantaged Dividend Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
18	Financial highlights
19	Notes to financial statements
28	Auditor's report
29	Tax information
30	Additional information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/14 (%)

The index shown is a blended index that is 55% Bank of America Merrill Lynch Preferred Stock DRD Eligible Index and 45% S&P 500 Utilities Index.

The Bank of America Merrill Lynch Preferred Stock DRD Eligible Index consists of investment-grade fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities. The index includes securities having a minimum remaining term of at least one year, both Dividend Received Deduction (DRD) eligible and non-DRD eligible preferred stock and senior debt.

The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.

It is not possible to invest directly in an index.

The current annualized distribution rates are the latest monthly distribution rate as an annualized percentage of net asset value or closing market price and are 6.10% at net asset value and 6.65% at closing market price on 10-31-14.

The fund's monthly distributions may be from net investment income, capital gains, or return of capital. Of the distributions paid for the year ended 10-31-14, it is estimated that the fund's distributions consisted of net investment income. The rates do not reflect a return of capital. These amounts are estimates, and the actual amounts and sources of distributions for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. John Hancock will send shareholders an IRS Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes. The total returns for the fund assume all distributions are reinvested.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Security selection aided performance

Stock selection contributed to the fund's strong performance.

Utilities holdings performed well

The fund benefited from holdings in the utilities sector, the source of many of its best performers.

Energy and telecom holdings detracted

Falling oil prices hurt some energy-related holdings, while concerns about future dividends hurt certain telecommunications investments.

PORTFOLIO COMPOSITION AS OF 10/31/14 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital, which may increase the potential gain or reduce the potential loss of a subsequent sale. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

Discussion of fund performance

An interview with Portfolio Manager Gregory K. Phelps, John Hancock Asset Management

 Gregory K. Phelps
Portfolio Manager
John Hancock Asset Management

Dividend-paying stocks performed quite well during the 12-month period ended October 31, 2014. What factors contributed to their success?

At the outset of the period, many dividend-paying securities—including the preferred securities and utility common stocks that the fund emphasizes—were under significant pressure due to concern that interest rates were poised to move higher. Investors were worried that the U.S. Federal Reserve (Fed) would cease its third round of quantitative easing. Meanwhile, better-than-expected economic data further fueled rate worries. Against that backdrop, investor demand for preferred securities and utility common stocks withered, with a bout of year-end tax-loss selling adding further stress.

In the first half of 2014, however, preferred securities and utility common stocks—having entered the new year priced cheaply when viewed on a historical basis—performed quite well, largely benefiting from resurgent demand. Investors' appetite for higher-yielding alternatives to U.S. government securities bolstered that demand, which overwhelmed the meager supply of newly issued securities in both categories. Falling interest rates further boosted demand, and improving company fundamentals also helped.

Many dividend-paying securities held their ground during the volatile summer months of 2014, despite heightened uncertainty about the strength of the global economy, violent flare-ups in the Middle East and Ukraine, and periodic concern that the Fed might raise interest rates sooner than advertised. Those concerns eased when the Fed released its October statement.

Can preferred securities and utility common stocks continue on this path?

While we think it's unlikely that dividend-paying securities will produce the types of gains over the next 12 months that they enjoyed during the past year, we believe they have a lot working in their favor. The Fed is not expected to raise rates before late next year, given current labor and inflation data in the United States. With the European Central Bank's efforts to try to jump-start the continent's weakening economy by keeping rates low, we would expect global investors to continue to seek U.S. income-producing investments as higher-yielding alternatives to European sovereign debt. That, in turn, should result in low and stable U.S. Treasury yields that ultimately would support dividend-paying securities. Furthermore, investors wary of putting more money into common stocks, whose valuations may be reflecting a best-case economic scenario, may turn to preferreds. A jolt on the geopolitical or global economic front could stir added demand for income-producing assets. With the fear of an imminent rate hike put to rest for the time being, utility common stocks could be good performers during the fourth quarter of 2014, historically one of the strongest quarters over the years, given the growing demand for energy as winter takes hold.

Why did the fund do so well during the period?

Much of the fund's outperformance stems from security selection. Furthermore, the fund had low exposure to some larger-cap names that underperformed during the period, and had larger exposure to some small- and mid-cap utility common stocks that outperformed. In addition, the fund owned relatively few lower-coupon securities, which were hurt when investors began to anticipate higher interest rates and, as such, gravitated toward higher-yielding securities.

What holdings contributed to performance?

The utilities sector was the source of many of the fund's best performers for the year, with preferred securities Duke Energy Corp., DTE Energy Company, PPL Corp., and NextEra Energy Capital Holdings, Inc. leading the way. Each posted impressive total returns, helped by investors' search for higher-yielding defensive stocks that provide constant dividends and stable earnings from industries not highly correlated with the larger economic cycle. Investors' appetite for higher-yielding investments overall also boosted demand as bond yields remained at surprisingly low levels throughout much of the period. The comparative lack of supply also helped; many utilities redeemed their outstanding preferred shares years ago.

SECTOR COMPOSITION AS OF 10/31/14 (%)

What positions hurt the fund's performance?

Energy-related holdings, such as Chevron Corp. and ConocoPhillips, pulled performance down. They performed poorly in the final months of the period in conjunction with the slide in oil prices. Positions in AT&T, Inc. and Verizon Communications, Inc. also lagged, pressured by worries that their intensive capital expenditures would threaten their dividends. The options component of the fund's investment strategy was also negative as equity prices continued to move higher, making it difficult for call options to produce gains.

Can you explain the fund's use of leverage?

As of October 31, 2014, the fund had $427.9 million outstanding under its committed line of credit for investing purposes. The primary aim of this line is to support the fund's yield by investing in securities whose distribution rates exceed the fund's borrowing costs. The fund has entered into interest rate swaps which would help offset some of the increased costs of leverage the fund may experience if interest rates rise.

Where are you finding opportunities of late?

Although we took advantage of opportunities to purchase new names we liked when we felt they were attractively valued, there weren't any major changes to the portfolio during the period. That said, a handful of the fund's higher-coupon holdings were redeemed by their issuers; we redeployed the proceeds from these calls in a few areas. We added to the fund's energy common stock holdings when the stocks came under pressure and, therefore, seemed attractively valued.

We also added to some of the fund's energy-related preferred securities, such as PPL Corp. It's our view that the demand for oil will pick up and the price will stabilize as we enter the fourth quarter. We added to the fund's positions in higher-coupon preferred securities issued by JPMorgan Chase &

TOP 10 ISSUERS AS OF 10/31/14 (%)

Royal Bank of Scotland	3.3
PPL Corp.	3.2
Integrys Energy Group, Inc.	3.1
Wells Fargo & Company	3.1
MetLife, Inc., Series B	2.8
Interstate Power & Light Company	2.8
Spectra Energy Corp.	2.8
SCE Trust	2.7
Morgan Stanley	2.7
Vectren Corp.	2.6
TOTAL	29.1
As a percentage of total investments.
Cash and cash equivalents are not included.

Company and Wells Fargo & Company, when they, too, seemed comparatively cheap during the global market's October sell-off. We liked the fact that we could invest the fund in these stable, large U.S. financial institutions at attractive prices.

MANAGED BY

Gregory K. Phelps On the fund since inception Investing since 1981
Mark T. Maloney On the fund since inception Investing since 1976
Gregory McMurran On the fund since 2009 Investing since 1976
Dennis Bein, CFA On the fund since 2009 Investing since 1992
Harindra de Silva, Ph.D., CFA On the fund since 2009 Investing since 1988

The views expressed in this report are exclusively those of Gregory K. Phelps, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 10-31-14
	Shares	Value
Common stocks 71.8% (48.2% of Total investments)		$634,220,944
(Cost $431,420,839)
Energy 11.6%		102,248,959
Oil, gas and consumable fuels 11.6%
BP PLC, ADR	187,500	8,148,749
Chevron Corp. (Z)	40,000	4,798,000
ConocoPhillips (Z)	135,000	9,740,250
Kinder Morgan, Inc.	115,000	4,450,500
ONEOK, Inc.	515,000	30,354,100
Royal Dutch Shell PLC, ADR	79,000	5,671,410
Spectra Energy Corp. (Z)	930,000	36,390,900
Total SA, ADR	45,000	2,695,050
Telecommunication services 3.6%		31,657,540
Diversified telecommunication services 2.8%
AT&T, Inc. (Z)	390,000	13,587,600
Verizon Communications, Inc.	214,160	10,761,540
Wireless telecommunication services 0.8%
Vodafone Group PLC, ADR	220,000	7,308,400
Utilities 56.6%		500,314,445
Electric utilities 23.8%
American Electric Power Company, Inc. (Z)	590,000	34,420,600
Duke Energy Corp. (Z)	310,000	25,466,500
FirstEnergy Corp.	630,000	23,524,200
Northeast Utilities (Z)	657,500	32,447,625
OGE Energy Corp. (C)	540,000	20,136,600
Pinnacle West Capital Corp.	50,000	3,073,500
PPL Corp. (Z)	500,000	17,495,000
The Southern Company (Z)	375,000	17,385,000
UIL Holdings Corp. (C)	560,000	23,038,400
Xcel Energy, Inc. (Z)	405,000	13,555,350
Gas utilities 5.2%
AGL Resources, Inc. (Z)	100,550	5,420,651
Atmos Energy Corp.	570,000	30,210,000
Northwest Natural Gas Company (Z)	85,000	3,989,050
ONE Gas, Inc.	173,015	6,565,919
Multi-utilities 27.6%
Alliant Energy Corp. (Z)	160,000	9,905,600
Ameren Corp. (Z)	555,000	23,498,700
Black Hills Corp. (Z)	440,000	24,081,200
Dominion Resources, Inc. (Z)	400,000	28,520,000

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
DTE Energy Company (Z)	250,000	$20,540,000
Integrys Energy Group, Inc. (Z)	485,000	35,249,800
National Grid PLC, ADR	230,000	17,109,700
NiSource, Inc.	785,000	33,017,100
Public Service Enterprise Group, Inc. (Z)	170,000	7,022,700
TECO Energy, Inc.	500,000	9,805,000
Vectren Corp. (Z)	775,000	34,836,250
Preferred securities 75.3% (50.5% of Total investments)		$664,619,761
(Cost $645,978,983)
Financials 49.0%		432,483,169
Banks 22.7%
Barclays Bank PLC, Series 5, 8.125% (Z)	505,000	13,034,050
BB&T Corp. (Callable 11-1-17), 5.200% (Z)	480,000	10,920,000
BB&T Corp. (Callable 6-1-18), 5.200%	263,900	6,056,505
BB&T Corp., 5.625%	600,000	14,604,000
HSBC Finance Corp., Depositary Shares, Series B, 6.360% (Z)	700,000	17,745,000
HSBC Holdings PLC, 8.000% (C)	325,000	8,710,000
HSBC Holdings PLC, 8.125% (Z)	50,000	1,314,000
HSBC USA, Inc., 6.500%	19,500	496,665
RBS Capital Funding Trust VII, 6.080% (Z)	983,000	23,778,770
Royal Bank of Scotland Group PLC, Series L, 5.750% (Z)	855,000	20,066,850
Santander Finance Preferred SAU, Series 1, 6.410% (Z)	15,500	392,925
Santander Holdings USA, Inc., Series C, 7.300%	110,000	2,805,000
The PNC Financial Services Group, Inc., 5.375% (C)	470,000	11,223,600
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	40,000	1,089,600
U.S. Bancorp, 5.150% (C)	835,000	19,063,050
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (Z)	296,000	8,675,760
Wells Fargo & Company, 6.000%	215,000	5,370,700
Wells Fargo & Company, 8.000%	1,207,000	35,449,590
Capital markets 10.7%
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	100,000	2,521,000
Morgan Stanley, 6.625%	957,915	24,407,674
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%)	300,000	8,178,000
State Street Corp., 5.250% (Z)	915,000	22,335,150
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	652,500
The Bank of New York Mellon Corp., 5.200% (Z)	435,000	10,370,400
The Goldman Sachs Group, Inc., 5.950% (C)	860,000	20,683,000
The Goldman Sachs Group, Inc., Series B, 6.200% (Z)	215,000	5,364,250

SEE NOTES TO FINANCIAL STATEMENTS9

	Shares	Value
Financials (continued)
Consumer finance 0.4%
SLM Corp., Series A, 6.970% (Z)	74,000	$3,637,840
Diversified financial services 10.4%
Bank of America Corp., 6.375% (Z)	139,000	3,506,970
Bank of America Corp., 6.625% (Z)	355,000	9,166,100
Bank of America Corp., Depositary Shares, Series D, 6.204%	230,000	5,779,900
Citigroup, Inc., Depositary Shares, Series AA, 8.125% (Z)	270,400	7,722,624
Deutsche Bank Contingent Capital Trust II, 6.550% (C)	310,000	8,032,100
Deutsche Bank Contingent Capital Trust III, 7.600% (Z)	797,893	21,870,247
ING Groep NV, 6.200% (Z)	109,100	2,741,683
ING Groep NV, 7.050% (Z)	150,000	3,820,500
JPMorgan Chase & Company, 5.450% (Z)	240,000	5,508,000
JPMorgan Chase & Company, 5.500% (Z)	980,000	22,628,200
JPMorgan Chase & Company, 6.700%	30,000	771,900
Insurance 4.6%
Aegon NV, 6.500%	96,512	2,459,126
MetLife, Inc., Series B, 6.500% (Z)	1,415,000	36,719,250
Prudential Financial, Inc., 5.750%	40,000	1,004,000
Real estate investment trusts 0.2%
Ventas Realty LP, 5.450%	63,000	1,551,690
Thrifts and mortgage finance 0.0%
Federal National Mortgage Association, Series S, 8.250% (I)	60,000	255,000
Industrials 0.3%		3,158,750
Machinery 0.3%
Stanley Black & Decker, Inc., 5.750% (Z)	125,000	3,158,750
Telecommunication services 5.4%		47,457,050
Diversified telecommunication services 3.6%
Qwest Corp., 6.125% (Z)	730,000	17,184,200
Qwest Corp., 7.375% (Z)	366,000	9,655,080
Qwest Corp., 7.500% (Z)	120,000	3,204,000
Verizon Communications, Inc., 5.900%	73,000	1,890,700
Wireless telecommunication services 1.8%
Telephone & Data Systems, Inc., 5.875%	340,000	7,881,200
Telephone & Data Systems, Inc., 6.625%	30,000	753,600
Telephone & Data Systems, Inc., 6.875% (Z)	243,000	6,121,170
United States Cellular Corp., 6.950% (Z)	30,000	767,100
Utilities 20.6%		181,520,792
Electric utilities 18.2%
Alabama Power Company, Class A, 5.300% (C)	197,550	5,025,672
Duke Energy Corp., 5.125%	240,000	5,824,800
Duquesne Light Company, 6.500%	427,000	22,152,760

10SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Utilities (continued)
Electric utilities (continued)
	Entergy Arkansas, Inc., 4.560%		9,388	$887,166
	Entergy Arkansas, Inc., 6.450%		135,000	3,391,875
	Entergy Mississippi, Inc., 4.920%		8,190	815,417
	Entergy Mississippi, Inc., 6.250%		197,500	4,888,125
	Gulf Power Company, 5.600%		96,805	9,050,987
	Interstate Power & Light Company, 5.100%		1,460,000	36,646,000
	Mississippi Power Company, 5.250%		267,500	6,826,600
	NextEra Energy Capital Holdings, Inc., 5.000%		110,000	2,451,900
	NextEra Energy Capital Holdings, Inc., 5.125%		25,000	566,750
	NextEra Energy Capital Holdings, Inc., 5.700% (Z)		230,000	5,793,700
	PPL Capital Funding, Inc., 5.900%		1,010,000	24,593,500
	SCE Trust I, 5.625%		140,000	3,424,400
	SCE Trust II, 5.100% (Z)		1,275,000	28,394,250
Multi-utilities 2.4%
	BGE Capital Trust II, 6.200% (Z)		250,000	6,387,500
	DTE Energy Company, 5.250%		165,000	4,032,600
	DTE Energy Company, 6.500% (Z)		175,000	4,698,750
	Integrys Energy Group, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)		217,000	5,668,040
	Rate (%)	Maturity date	Par value	Value
Corporate bonds 0.4% (0.2% of Total investments)				$3,302,502
(Cost $3,000,000)
Utilities 0.4%				3,302,502
Electric utilities 0.4%
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	3,000,000	3,302,502
			Par value	Value
Short-term investments 1.7% (1.1% of Total investments)				$14,930,000
(Cost $14,930,000)
Repurchase agreement 1.7%				14,930,000
Repurchase Agreement with State Street Corp. dated 10-31-14 at 0.000% to be repurchased at $14,930,000 on 11-3-14, collateralized by $15,525,000 U.S. Treasury Notes, 0.625% due 4-30-18 (valued at $15,234,683, including interest)			14,930,000	14,930,000
Total investments (Cost $1,095,329,822)† 149.2%				$1,317,073,207
Other assets and liabilities, net (49.2%)				($434,405,710)
Total net assets 100.0%				$882,667,497

SEE NOTES TO FINANCIAL STATEMENTS11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
(C)	All or a portion of this security is segregated as collateral for options overlay. Total collateral value at 10-31-14 was $108,899,353.
(I)	Non-income producing security.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(Z)	A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 10-31-14 was $637,165,968.
†	At 10-31-14, the aggregate cost of investment securities for federal income tax purposes was $1,102,143,791. Net unrealized appreciation aggregated $214,929,416, of which $237,304,832 related to appreciated investment securities and $22,375,416 related to depreciated investment securities.

12SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 10-31-14

Assets
Investments, at value (Cost $1,095,329,822)	$1,317,073,207
Cash	1,273
Cash held at broker for futures contracts	1,176,000
Cash segregated at custodian for swap contracts	1,220,000
Dividends and interest receivable	2,511,015
Swap contracts, at value	75,542
Receivable for futures variation margin	260,308
Other receivables and prepaid expenses	15,968
Total assets	1,322,333,313
Liabilities
Credit facility agreement payable	427,900,000
Written options, at value (premium received $2,517,393)	9,829,250
Swap contracts, at value	1,534,898
Interest payable	236,565
Payable to affiliates
Accounting and legal services fees	13,591
Other liabilities and accrued expenses	151,512
Total liabilities	439,665,816
Net assets	$882,667,497
Net assets consist of
Paid-in capital	$692,331,989
Undistributed net investment income	10,543,690
Accumulated net realized gain (loss) on investments, futures contracts, options written and swap agreements	(32,275,863)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and swap agreements	212,067,681
Net assets	$882,667,497

SEE NOTES TO FINANCIAL STATEMENTS13

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on 37,052,501 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$23.82

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the year ended 10-31-14

Investment income
Dividends	$69,733,362
Interest	192,314
Less foreign taxes withheld	(125,766)
Total investment income	69,799,910
Expenses
Investment management fees	9,330,082
Accounting and legal services fees	211,223
Transfer agent fees	27,577
Trustees' fees	51,616
Printing and postage	107,465
Professional fees	117,104
Custodian fees	99,496
Stock exchange listing fees	36,102
Interest expense	2,765,100
Other	41,274
Total expenses	12,787,039
Less expense reductions	(31,884)
Net expenses	12,755,155
Net investment income	57,044,755
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	20,374,865
Futures contracts	(1,013,077)
Written options	(4,179,177)
Swap contracts	(1,603,804)
13,578,807
Change in net unrealized appreciation (depreciation) of
Investments	103,670,618
Futures contracts	(904,491)
Written options	(7,212,170)
Swap contracts	775,527
96,329,484
Net realized and unrealized gain	109,908,291
Increase in net assets from operations	$166,953,046

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-14	Year ended 10-31-13
Increase (decrease) in net assets
From operations
Net investment income	$57,044,755	$49,047,019
Net realized gain	13,578,807	30,798,314
Change in net unrealized appreciation (depreciation)	96,329,484	(29,746,844)
Increase in net assets resulting from operations	166,953,046	50,098,489
Distributions to shareholders
From net investment income	(50,259,970)	(44,599,437)
From fund share transactions
Repurchased	(9,175,619)	(3,496,915)
Total increase	107,517,457	2,002,137
Net assets
Beginning of year	775,150,040	773,147,903
End of year	$882,667,497	$775,150,040
Undistributed net investment income	$10,543,690	$5,246,083
Share activity
Shares outstanding
Beginning of year	37,541,388	37,734,746
Shares repurchased	(488,887)	(193,358)
End of year	37,052,501	37,541,388

16SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the year ended 10-31-14

Cash flows from operating activities
Net increase in net assets from operations	$166,953,046
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(92,239,555)
Long-term investments sold	109,225,109
Increase in short-term investments	(13,594,000)
Increase in cash held at broker for futures contracts	(1,176,000)
Decrease in cash segregated at custodian for swap contracts	700,000
Increase in dividends and interest receivable	(334,197)
Increase in unrealized appreciation/depreciation of swap contracts	(775,527)
Increase in future variation margin	(260,308)
Decrease in other receivables and prepaid expenses	7,203
Increase in payable for written options	7,686,050
Decrease in payable to affiliates	(27,959)
Increase in other liabilities and accrued expenses	80,925
Decrease in due to custodian	(138,751)
Increase in interest payable	1,535
Net change in unrealized (appreciation) depreciation on investments	(103,670,618)
Net realized gain on investments	(20,374,865)
Net cash provided by operating activities	$52,062,088
Cash flows from financing activities
Borrowings from credit facility agreement payable	$9,000,000
Repurchase of common shares	(9,175,619)
Distributions to common shareholders	(50,259,970)
Decrease in payable for fund shares repurchased	(1,625,226)
Net cash used in financing activities	($52,060,815)
Net increase in cash	$1,273

Cash at beginning of period	-
Cash at end of period	$1,273
Supplemental disclosure of cash flow information:
Cash paid for interest	$2,763,565

SEE NOTES TO FINANCIAL STATEMENTS17

Financial highlights

COMMON SHARES Period Ended	10-31-14		10-31-13		10-31-12	10-31-11		10-31-10
Per share operating performance
Net asset value, beginning of period	$20.65		$20.49		$18.27	$16.58		$12.87
Net investment income[1]	1.54		1.30		1.20	1.20		1.10
Net realized and unrealized gain on investments	2.95		0.03		2.20	1.60		3.69
Total from investment operations	4.49		1.33		3.40	2.80		4.79
Less distributions to common shareholders
From net investment income	(1.35)		(1.18)		(1.18)	(1.12)		(1.09)
Anti-dilutive impact of repurchase plan	0.03	[2]	0.01	[2]	—	0.01	[2]	0.01	[2]
Net asset value, end of period	$23.82		$20.65		$20.49	$18.27		$16.58
Per share market value, end of period	$21.84		$18.34		$19.07	$16.64		$15.41
Total return at net asset value (%)[3,4]	23.42		7.28		19.64	18.16		39.49
Total return at market value (%)[3]	27.41		2.37		22.25	15.79		47.01
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$883		$775		$773	$690		$630
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56		1.59		1.65	1.77	[5]	2.03
Expenses including reductions[6]	1.55		1.59		1.62	1.56	[5]	1.86
Net investment income	6.95		6.29		6.19	6.98		7.37
Portfolio turnover (%)	7		23		12	16		20
Senior securities
Total debt outstanding end of period (in millions)	$428		$419		$390	$344		$311
Asset coverage per $1,000 of debt[7]	$3,063		$2,850		$2,981	$3,005		$3,030

1	Based on average daily shares outstanding.
2	The repurchase plan was completed at an average repurchase price of $18.77, $18.09, $15.28 and $13.80, respectively, for 488,887 shares, 193,358 shares, 276,671 shares and 302,900 shares, respectively. The repurchases for the periods ended 10-31-14, 10-31-13, 10-31-11 and 10-31-10 were $9,175,619, $3,496,915, $4,227,969 and $4,178,919, respectively.
3	Total return based on net asset value reflects changes in fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Includes non-recurring litigation fees which represent 0.02% and 0.14% of average net assets for the years ended 10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents 0.11% of average net assets.
6	Expenses including reductions excluding interest expense were 1.22%, 1.23%,1.17%,1.03%, and 1.22% for the periods ended 10-31-14,10-31-13,10-31-12,10-31-11 and 10-31-10, respectively.
7	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

18SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund intends to qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of October 31, 2014, by major security category or type:

	Total market value at 10-31-14	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Energy	$102,248,959	$102,248,959	—	—
Telecommunication services	31,657,540	31,657,540	—	—
Utilities	500,314,445	500,314,445	—	—
Preferred securities
Financials	432,483,169	432,483,169	—	—
Industrials	3,158,750	3,158,750	—	—
Telecommunication services	47,457,050	45,566,350	$1,890,700	—
Utilities	181,520,792	162,487,222	19,033,570	—
Corporate bonds
Utilities	3,302,502	—	3,302,502	—
Short-term investments	14,930,000	—	14,930,000	—
Total Investments in Securities	$1,317,073,207	$1,277,916,435	$39,156,772	—
Other Financial Instruments:
Futures	($904,491)	($904,491)	—	—
Written Options	($9,829,250)	($9,829,250)	—	—
Interest Rate Swaps	($1,459,356)	—	($1,459,356)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund has a capital loss carryforward of $34,125,301 available to offset future net realized capital gains, which expires on October 31, 2017.

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2014 and 2013 was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$50,259,970	$44,599,437

As of October 31, 2014, the components of distributable earnings on a tax basis consisted of $10,543,690 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts and at the broker for futures contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and certain options are traded or cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended October 31, 2014, the fund used futures contracts to manage against anticipated interest rate changes. During the year ended October 31, 2014, the fund held futures contracts with notional values ranging up to $123,828,670, as measured at each quarter end. The following table summarizes the contracts held at October 31, 2014:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	980	Short	Dec 2014	($122,924,179)	($123,828,670)	($904,491)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Options. There are two types of options, put options and call options. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2014, the fund wrote option contracts to hedge against anticipated changes in securities markets and to generate potential income. The following tables summarize the fund's written options activities during the year ended October 31, 2014 and the contracts held at October 31, 2014.

	Number of contracts	Premiums received
Outstanding, beginning of period	1,030	$2,043,513
Options written	13,155	21,362,861
Option closed	(11,760)	(19,350,583)
Options exercised	—	—
Options expired	(1,655)	(1,538,398)
Outstanding, end of period	770	$2,517,393

Options	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
S&P 500 Index	$1,885	Nov 2014	225	$773,823	($2,948,625)
S&P 500 Index	1,890	Nov 2014	545	1,743,570	(6,880,625)
Total			770	$2,517,393	($9,829,250)

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2014, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2014:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$86,000,000	Fixed 1.4625%	3-Month LIBOR (a)	Aug 2016	($1,534,898)
Morgan Stanley Capital Services	86,000,000	Fixed 0.8750%	3-Month LIBOR (a)	Jul 2017	75,542
Total	$172,000,000				($1,459,356)

(a) At 10-31-14, the 3-Month LIBOR rate was 0.2321%

No interest rate swap positions were entered into or closed during the year ended October 31, 2014.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2014 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate contracts	Receivable/payable for futures	Futures†	—	($904,491)
Equity contracts	Written options, at value	Written options	—	(9,829,250)
Interest rate contracts	Swap contracts, at value	Interest rate swaps	$75,542	(1,534,898)
Total			$75,542	($12,268,639)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Futures contracts	Written options	Swap contracts	Total
Interest rate contracts	Net realized gain (loss)	($1,013,077)	—	($1,603,804)	($2,616,881)
Equity contracts	Net realized gain (loss)	—	($4,179,177)	—	(4,179,177)
Total		($1,013,077)	($4,179,177)	($1,603,804)	($6,796,058)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2014:

Risk	Statement of operations location	Futures contracts	Written options	Swap contracts	Total
Interest rate contracts	Change in unrealized appreciation (depreciation)	($904,491)	—	$775,527	($128,964)
Equity contracts	Change in unrealized appreciation (depreciation)	—	($7,212,170)	—	($7,212,170)
Total		($904,491)	($7,212,170)	$775,527	($7,341,134)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 0.75% of the fund's average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 8). The Advisor has a subadvisory agreement with John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor, and a subadvisory agreement with Analytic Investors, LLC. The fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2014, the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; and 0.015% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $31,884 for the year ended October 31, 2014.

The investment management fees, including the waivers described above, incurred for the year ended October 31, 2014 were equivalent to a net annual effective rate of 0.75% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2014 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In December 2007, the Board of Trustees approved a share repurchase plan which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may repurchase in the open market up to 10% of its outstanding common shares as of December 31, 2013. The current share repurchase plan will remain in effect between January 1, 2014 and December 31, 2014.

During the years ended October 31, 2014 and 2013, the fund repurchased 1.30% and 0.51%, respectively, of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases amount to 11.10% for the year ended October 31, 2014 and 11.97% for the year ended October 31, 2013. Shares repurchased and corresponding dollar amounts are included on the Statement of changes in net assets. The anti-dilutive impacts of these share repurchases are included in the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit facility agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund's borrowings under the CFA will not exceed 33 1/3% of the fund's managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR (London Interbank Offered Rate) plus 0.41% and is payable monthly. Effective January 1, 2015, the interest rate payable under the CFA will increase to one month LIBOR plus 0.70% (payable monthly). As of October 31, 2014, the fund had borrowings of $427,900,000 at an interest rate of 0.64%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2014, the average borrowings under the CFA and the effective average interest rate were $423,436,986 and 0.65%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU generally is required to provide the fund with 270 calendar days' notice before terminating or amending the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $92,239,555 and $109,225,109, respectively, for the year ended October 31, 2014.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax Advantaged Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax Advantaged Dividend Income Fund (the "Fund") at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2014

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2014.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2014 Form 1099-DIV in early 2015. This will reflect the tax character of all distributions paid in calendar year 2014.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ADDITIONAL INFORMATION

Undaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 25, 2004 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal market conditions, the fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Subadvisor believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed to noncorporate taxpayers at a maximum rate of 20% (15% or 0% for individuals in certain tax brackets) (tax-advantaged dividends). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. The fund may write (sell) covered call index options on up to 30% of the value of the fund's total assets.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the "Amended and Restated By-laws"). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder's nominees for Trustees and proposals for other business to be considered at shareholders' meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended October 31, 2014, distributions from net investment income totaling $1.3525 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
November 29, 2013	$0.0985
December 19, 2013	0.1100
January 31, 2014	0.1100
February 28, 2014	0.1100
March 31, 2014	0.1100
April 30, 2014	0.1100
May 30, 2014	0.1100
June 30, 2014	0.1100
July 31, 2014	0.1210
August 29, 2014	0.1210
September 30, 2014	0.1210
October 31, 2014	0.1210
Total	$1.3525

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan

Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Continuation of investment advisory and subadvisory agreements

Evalutation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with each of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (JHAM) and Analytic Investors, LLC (Analytic and collectively with JHAM, the Subadvisors).

The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 23-25, 2014 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 27-29, 2014.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2014, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreements between the Advisor and each Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and each Subadvisor regarding the nature, extent and quality of services provided by the Advisor and each Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and each Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and each Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from each Subadvisor with respect to the fund. The Board noted the affiliation of JHAM with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by each Subadvisor, and is also responsible for monitoring and reviewing the activities of each Subadvisor and other third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of each Subadvisor's investment performance and compliance programs, such as each Subadvisor's compliance with fund policies and objective, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d) (e)	took into account the Advisor's analysis of the fund's performance; and considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index and its peer group average for the three- and five-year periods ended December 31, 2013 and underperformed its benchmark index and its peer group average for the one-year period ended December 31, 2013. The Board noted the fund's favorable performance relative to the benchmark index and peer group for the three- and five-year periods. The Board took into account management's discussion of the factors that contributed to the fund's more recent performance, noting the differences between the investment strategies of the fund and those of its peer group and the impact of market conditions on the fund's investment strategies relative to the peer group. The Board also took into account the limited number of funds in the peer group.

The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark and comparable funds. The Board also concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings.

The Board noted that net management fees and total expenses for the fund are lower than the peer group median and the contractual fee waiver and/or expense reimbursement reduces certain expenses to the fund.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed, effective July 1, 2014, to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including JHAM) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock fund complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;

(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that JHAM is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor, and, with respect to Analytic, are negotiated at arm's length; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including JHAM) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising each Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. Among them, the Board noted that the Advisor has agreed, effective July 1, 2014, to waive a portion of its management fee for the fund and for each of the other John Hancock funds in the complex (except for those discussed below) (the Participating Portfolios) or otherwise reimburse the expenses of the Participating Portfolios as follows (the Reimbursement): The Reimbursement shall equal to, on an annualized basis, 0.01% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $75 billion but is less than or equal to $125 billion, 0.0125% of that portion of the aggregate net assets of all the Participating Portfolios that exceed $125 billion but is less than or equal to $150 billion and 0.015% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $150 billion. (The funds that are not Participating Portfolios are the funds of funds in the complex, which benefit from such overall management fee waiver through their investment in underlying portfolios that include Participating Portfolios that are subject to the Reimbursement.) The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to each Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data; and
(4)	with respect to Analytic, information relating to the nature and scope of any material relationships and their significance to the fund's Advisor and Analytic.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including each Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisors' current level of staffing and their overall resources, as well as received information relating to each Subadvisor's compensation program. The Board reviewed each Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor's compliance program and any disciplinary history. The Board also considered each Subadvisor's risk assessment and monitoring process. The Board reviewed each Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisors and their operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisors.

The Board considered each Subadvisor's investment process and philosophy. The Board took into account that JHAM's responsibilities with respect to the fund's portfolio investments (other than the fund's option strategy) include the development and maintenance of an investment program for the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into account that Analytic's responsibilities include formulating and implementing the option strategy for the fund that is consistent with the fund's investment objective and policies as they relate to the options strategy.

Subadvisors compensation. In considering the cost of services to be provided by the Subadvisors and the profitability to the Subadvisors of their relationship with the fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with JHAM's Subadvisory Agreement. With respect to Analytic, the Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by Analytic from its relationship with the fund were not a material factor in the Board's consideration of the Subadvisory Agreement with Analytic.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to Analytic) of any material relationships, if any, with respect to Analytic, which include arrangements in which Analytic or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from the Subadvisors' relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisors. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisors with respect to the fund to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisors performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor's focus on the Subadvisors' performance. The Board also noted each Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark and comparable funds and the fund's performance is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	227
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	227
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	227
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2004	227
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012).
Grace K. Fey, Born: 1946	2012	227
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	227
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	227
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).
Hassell H. McClellan, Born: 1945	2012	227
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2004	227
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Gregory A. Russo, Born: 1949	2008	227
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Craig Bromley, Born: 1966	2012	227
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).
Warren A. Thomson, Born: 1955	2012	227
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife Asset Management (since 2001, including prior positions); Director (since 2006), and President and Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President**
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions).
**Effective 3-13-14.
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; and Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 37 other John Hancock funds consisting of 27 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Analytic Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: HTD

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 32

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Growth Equity

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

INCOME FUNDS (continued)

Massachusetts Tax-Free Income

Money Market

New York Tax-Free Income

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION PORTFOLIOS

Income Allocation

Lifestyle Aggressive

Lifestyle Balanced

Lifestyle Conservative

Lifestyle Growth

Lifestyle Moderate

Retirement Choices (2010-2055)

Retirement Living (2010-2055)

Retirement Living II (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The investment objective, risks, charges, and expenses of each open-end fund listed above are included in its prospectus and should be considered carefully before investing. For an open-end fund prospectus, call your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Tax-Advantaged Dividend Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF205653	P13A 10/14 12/14

ITEM 2.  CODE OF ETHICS.

As of the end of the period, October 31, 2014, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $35,082 for the fiscal year ended October 31, 2014 and $34,172 for the fiscal period ended October 31, 2013. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The audit-related fees amounted to $0 for the fiscal year ended October 31, 2014 and $0 for the fiscal period ended October 31, 2013 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services comprising the audit-related services was the review of litigation related expenses. In addition, amounts billed to control affiliates for service provider internal controls reviews were $198,642 and $51,270 for the fiscal years ended October 31, 2014 and 2013, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,450 for the fiscal year ended October 31, 2014 and $3,260 for the fiscal period ended October 31, 2013. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $122 for the fiscal year ended October 31, 2014 and $3,964 for the fiscal period ended October 31, 2013 billed to the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,636,080 for the fiscal year ended October 31, 2014 and $4,606,093 for the fiscal period ended October 31, 2013.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2014.

Gregory K. Phelps

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1981

Managed the Fund since inception

Mark T. Maloney

Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1976

Managed the Fund since (inception

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Gregory K. Phelps	4	$3,617	0	0	0	0
Mark T. Maloney	4	$3,617	0	0	0	0

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee:   None

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.  The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests.  See “Compensation of Portfolio Managers” below.

•

A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements.  If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering.  The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed.  If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.  The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.  When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price.  There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements).  Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.  Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•

A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager.  If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts.  Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.  The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.  Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•

A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns.  For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.  The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise.  For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short.  In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations.  However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor.  A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.  The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

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Base salary.  Base compensation is fixed and normally reevaluated on an annual basis.  The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

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Investment Bonus Plan.  Only investment professionals are eligible to participate in the Investment Bonus Plan.  Under the plan, investment professionals are eligible for an annual bonus.  The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional.  Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary.  Payout of a portion of this bonus may be deferred for up to five years.  While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

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Investment Performance:  The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered and no specific benchmark is used to measure performance.  With respect to fixed income accounts, relative yields are also used to measure performance.

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The Profitability of the Subadvisor:  The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

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Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

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Options and Stock Grants.  A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant.  The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases.  Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement.  Participation in the plan is voluntary.

Share Ownership by Portfolio Managers.  The following table indicates as of October 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund:

Portfolio Manager	Range of Beneficial Ownership
Gregory K. Phelps	$1-$10,000
Mark T. Maloney	$1-$10,000

Information about the Analytic portfolio managers

Management Biographies

Below is an alphabetical list of the Analytic Investors, LLC portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers.  Information is provided as of December 1, 2014.

Harindra de Silva, Ph. D., CFA

President and Portfolio Manager, Analytic Investors, LLC since 1995

Began business career in 1984

Managed the Fund since 2007

Gregory M. McMurran

Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1976

Began business career in 1976

Managed the Fund since 2007

Dennis Bein, CFA

Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1995

Began business career in 1990

Managed the Fund since 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2014. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Harindra de Silva, Ph. D., CFA	7 (0)*	$2,797.8 ($0)*	18 (2)*	$1,769.1 ($117.8)*	29 (2)*	$5,272.7 ($291.7)*
Gregory McMurran	2 (0)*	$132.2 ($0)*	1 (0)*	$16.5 ($0)*	2 (0)*	$281.1 ($0)*
Dennis Bein, CFA	6 (0)*	$2,743.8 ($0)*	18 (2)*	$1,769.1 ($117.8)*	27 (2)*	$4,991.5 ($291.7)*

Note: (*) represents the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers. Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period and compensation is measured relative to an appropriate benchmark and universe as identified in the table below. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.  Analytic has granted equity interests to each employee of the firm. These equity interests entitle the employee to a certain share of Analytic’s net operating income (which is net of compensation expenses, including variable compensation) at year end. No single individual can hold more than 20% of the equity interests issued by Analytic and, in the aggregate, 60% of the equity interests issued will be held by investment team personnel.

Fund	Benchmark Index for Incentive Period
Tax-Advantaged Dividend Income Fund	CBOE S&P 500 BuyWrite Index

Share Ownership by Portfolio Managers.  The following table indicates as of

October 31, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Harindra de Silva, PH. D., CFA	None
Gregory M McMurran	None
Dennis Bein, CFA	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)

Not applicable

(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number of	Maximum Number
			Shares Purchased	of Shares that May
	Total Number of	Average Price	as Part of Publicly	Yet Be Purchased
Period	Shares Purchased	per Share	Announced Plans*	Under the Plans

Nov-13	173,696	$18.215	173,696	3,406,421
Dec-13	86,024	17.261	259,720	3,728,167*
Jan-14	21,700	18.536	281,420	3,706,467
Feb-14	70,125	19.305	351,545	3,636,342
Mar-14	72.231	19.719	423,776	3,564,111
Apr-14	28,626	20.728	452,402	3,535,485
May-14	36,485	20.644	488,887	3,499,000
Jun-14	-	-	-	3,499,000
Jul-14	-	-	-	3,499,000
Aug-14	-	-	-	3,499,000
Sep-14	-	-	-	3,499,000
Oct-14	-	-	-	3,499,000
Total	488,887	$18.768

*In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares as of December 31, 2013. The current share repurchase plan will remain in effect between January 1, 2014 and December 31, 2014.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.   A copy of the procedures is filed as an exhibit to this Form       N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:    December 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:    December 12, 2014

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:    December 12, 2014